UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001–16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Offering of Common Stock

On April 25, 2017, Crown Castle International Corp. (“Company”) entered into an underwriting agreement (“Equity Underwriting Agreement”) with Barclays Capital Inc., RBC Capital Markets LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the several underwriters (“Equity Underwriters”), pursuant to which the Company agreed to issue and sell to the Equity Underwriters an aggregate of 4,750,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in a registered public offering (“Equity Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-203074) (“Shelf Registration Statement”). For a complete description of the terms and conditions of the Equity Underwriting Agreement, please refer to the Equity Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

On May 1, 2017, the Company closed the Equity Offering. The Company intends to use the net proceeds from the Equity Offering for general corporate purposes, which may include the funding of acquisitions, including the proposed acquisition of Wilcon Holdings LLC (“Wilcon Acquisition”), discretionary investments and the repayment or repurchase of outstanding indebtedness. The Equity Offering is not contingent upon the consummation of the Wilcon Acquisition.

Offering of Senior Notes

On April 26, 2017, the Company entered into an underwriting agreement (“Debt Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated , Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives for the several underwriters (“Debt Underwriters”), pursuant to which the Company agreed to issue and sell to the Debt Underwriters $350,000,000 million aggregate principal amount of the Company’s 4.750% Senior Notes due 2047 (“Notes”) in a registered public offering (“Debt Offering”) pursuant to the Shelf Registration Statement. For a complete description of the terms and conditions of the Debt Underwriting Agreement, please refer to the Debt Underwriting Agreement, which is filed as Exhibit 1.2 hereto, and is incorporated herein by reference.

On May 1, 2017, the Company closed the Debt Offering. The Notes were issued pursuant to an indenture dated as of April 15, 2014 (“Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”), as supplemented by the second supplemental indenture dated as of December 15, 2014 (“Second Supplemental Indenture”), between the Company and the Trustee, and the eighth supplemental indenture dated as of May 1, 2017 (“Eighth Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, “Indenture”), between the Company and the Trustee. The Company intends to use the net proceeds from the Debt Offering for general corporate purposes, which may include the funding of acquisitions, including the proposed Wilcon Acquisition, discretionary investments and the repayment or repurchase of outstanding indebtedness. The Debt Offering is not contingent upon the consummation of the Wilcon Acquisition.

The Notes are senior unsecured obligations of the Company, which rank equally with all existing and future senior indebtedness, including the Company’s obligations under its senior unsecured credit facility, and senior to all future subordinated indebtedness of the Company. The Notes will effectively rank junior to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future liabilities and obligations of the Company’s subsidiaries. The Notes will bear interest at a rate of 4.750% per annum, payable semi-annually on May 15 and November 15, to persons who are registered holders of the Notes on the immediately preceding May 1 and November 1, beginning on May 1, 2017.

The Indenture limits the ability of the Company and its subsidiaries to incur certain liens and merge with or into other companies, in each case subject to certain exceptions and qualifications set forth in the Indenture.

In the event of a Change of Control Triggering Event (as defined in the Indenture), holders of the Notes will have the right to require the Company to repurchase all or any part of the Notes at a purchase price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of such repurchase.

The Notes will mature on May 15, 2047. However, the Company, at its option, may redeem some or all of the Notes at any time or from time to time prior to their maturity. If the Company elects to redeem the Notes prior to November 15, 2046 (the date that is six months prior to their maturity date), the Company will pay a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium and accrued and unpaid interest, if any. If the Company elects to redeem the Notes on or after November 15, 2046 (the date that is six months prior to their maturity date), the Company will pay a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Indenture. The Company is filing the Eighth Supplemental Indenture as Exhibit 4.1 to this report, which exhibit is incorporated herein by reference.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 under the heading “Offering of Senior Notes” is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

In connection with the Debt Offering, the Company is filing the Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Dividends on Preferred Stock and Losses on Purchases of Preferred Stock for each of the five years ended December 31, 2016 as Exhibit 12.1 to this Current Report on Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 25, 2017, among Crown Castle International Corp. and Barclays Capital Inc., RBC Capital Markets LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the several underwriters

1.2	Underwriting Agreement, dated April 26, 2017, among Crown Castle International Corp. Merrill Lynch, Pierce, Fenner & Smith Incorporated , Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives for the several underwriters

4.1	Eighth Supplemental Indenture dated May 1, 2017, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated April 15, 2014, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock

5.2	Opinion of Cravath, Swaine & Moore LLP, relating to the Notes

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock

12.1	Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Dividends on Preferred Stock and Losses on Purchases of Preferred Stock (Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-K (File No. 001-16441) for the year ended December 31, 2016)

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.2)

23.3	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: May 1, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 25, 2017, among Crown Castle International Corp. and Barclays Capital Inc., RBC Capital Markets LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the several underwriters

1.2	Underwriting Agreement, dated April 26, 2017, among Crown Castle International Corp. Merrill Lynch, Pierce, Fenner & Smith Incorporated , Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives for the several underwriters

4.1	Eighth Supplemental Indenture dated May 1, 2017, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated April 15, 2014, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock

5.2	Opinion of Cravath, Swaine & Moore LLP, relating to the Notes

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock

12.1	Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Dividends on Preferred Stock and Losses on Purchases of Preferred Stock (Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-K (File No. 001-16441) for the year ended December 31, 2016)

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.2)

23.3	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.2)